TimkenSteel to Purchase Group Annuity Contract for Retiree Pension Benefits

CANTON, Ohio: July 13, 2022 – TimkenSteel (NYSE: TMST), a leader in high-quality specialty steel, manufactured components, and supply chain solutions, on July 7, 2022, entered into an agreement to purchase a group annuity contract from The Prudential Insurance Company of America (“Prudential”) to settle approximately $250 million of the company’s approximate $800 million in U.S. pension obligations under the TimkenSteel Corporation Bargaining Unit Pension Plan (the “Pension Plan”).

In connection with the agreement, Prudential will pay future benefits under the group annuity contract starting October 1, 2022, for a specified group of approximately 1,900 retirees and beneficiaries who are currently receiving payments from the Pension Plan. Prudential is a highly rated insurance company and was selected by the Pension Plan’s fiduciary, with the advice of an independent expert.

“Prudential was carefully selected as a highly rated and experienced retirement benefits provider,” said Kristopher R. Westbrooks, TimkenSteel’s executive vice president and chief financial officer. “This transaction is a significant step to further strengthen the Company’s balance sheet and de-risk our pension plan.”

Benefits payable to the retirees and beneficiaries and to other Pension Plan participants will not be reduced as a result of this transaction. The group annuity contract is an irrevocable commitment by Prudential to make annuity payments to participants and beneficiaries covered under the contract. TimkenSteel is notifying by mail those individuals who are covered by the forthcoming change and will provide a customer service number to address any questions that covered participants and beneficiaries may have.

The group annuity contract will be purchased using existing assets of the Pension Plan and requires no cash contribution from the company. Once finalized, this annuity purchase is expected to reduce TimkenSteel’s U.S. pension obligation by approximately $250 million, or 25% percent. The company expects to realize a non-cash pension settlement gain of approximately $2 million in the third quarter.

The Pension Plan’s fiduciaries, with the assistance of an independent expert, conducted an objective and thorough analysis of potential insurance companies with sufficient capacity, creditworthiness, and administrative claims-paying capabilities so that the Pension Plan could purchase the group annuity contract in accordance with applicable law and U.S. Department of Labor guidelines. Following this process, the Pension Plan fiduciaries selected Prudential to provide the group annuity contract.

ABOUT PRUDENTIAL

Prudential Financial, Inc. (NYSE: PRU), a global financial services leader and premier active global investment manager with more than $1.5 trillion in assets under management as of March 31, 2022, has operations in the United States, Asia, Europe, and Latin America. Prudential’s diverse and talented employees help make lives better and create financial opportunity for more people by expanding access to investing, insurance, and retirement security. Prudential’s iconic Rock symbol has stood for strength, stability, expertise, and innovation for more than a century. For more information, please visit news.prudential.com.

ABOUT TIMKENSTEEL CORPORATION

TimkenSteel (NYSE: TMST) manufactures high-performance carbon and alloy steel products from recycled scrap metal in Canton, OH, serving demanding applications in mobile, energy and a variety of industrial end markets. The company is a premier U.S. producer of alloy steel bars (up to 16 inches in diameter), seamless mechanical tubing and manufactured components. In the business of making high-quality steel for more than 100 years, TimkenSteel's proven expertise contributes to the performance of our customers' products. The company employs approximately 1,800 people and had sales of $1.3 billion in 2021. For more information, please visit us at www.timkensteel.com.

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Investor contact:

Jennifer Beeman

P 330.471.7760

ir@timkensteel.com

FORWARD-LOOKING STATEMENTS

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financing and interest rates, which affect the company's cost of funds and/or ability to raise capital, including the ability of the company to refinance or repay at maturity the convertible notes due December 1, 2025; the company's pension obligations and investment performance, and/or customer demand and the ability of customers to obtain financing to purchase the company's products or equipment that contain its products; the overall impact of pension and other postretirement benefit mark-to-market accounting; the effects of the conditional conversion feature of the convertible notes due December 1, 2025, which, if triggered, entitles holders to convert the notes at any time during specified periods at their option and therefore could result in potential dilution if the holder elects to convert and the company elects to satisfy a portion or all of the conversion obligation by delivering common shares instead of cash; and the impacts from any repurchases of our common shares, including the timing and amount of any repurchases. Further, this news release represents our current policy and intent and is not intended to create legal rights or obligations. Certain standards of measurement and performance contained in this news release are developing and based on assumptions, and no assurance can be given that any plan, objective, initiative, projection, goal, mission, commitment, expectation, or prospect set forth in this news release can or will be achieved. Inclusion of information in this news release is not an indication that the subject or information is material to our business or operating results.

Additional risks relating to the company's business, the industries in which the company operates, or the company's common shares may be described from time to time in the company's filings with the SEC. All of these risk factors are difficult to predict, are subject to material uncertainties that may affect actual results and may be beyond the company's control. Readers are cautioned that it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results and that the above list should not be considered to be a complete list. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.